UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5220 Spring Valley Rd. Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(469) 480-7175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 24, 2026, a Certificate of Amendment (the “Amendment to Articles”) to Vivakor, Inc.’s (the “Company”) Amended and Restated Articles of Incorporation, as amended, went effective with FINRA and OTC Markets, which implemented a 1-for-200 reverse stock split of the Company’s common stock in accordance with the approval of the holders of a majority in interest of the Company’s outstanding votes delivered at the Special Meeting of the Company’s Shareholders held on December 22, 2025. In accordance with FINRA rules, a “D” will be placed on the Company’s ticker symbol for 20 business days “VIVKD”, to indicate the reverse stock split. After 20 business days, the symbol will be changed back to “VIVK”.

The above description of the Amendment to Articles does not purport to be complete and is qualified in its entirety by reference to the Amendment to Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On March 26, 2026, the Company issued a press release announcing that it had completed a 1-for-200 reverse stock split of its common stock in order to satisfy the requirements set forth by the Nasdaq Hearings Panel necessary for the Company to continue the listing of its common stock on the Nasdaq Capital Market (the “Press Release”). The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in this Item 7.01.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01	Other Events.

On March 26, 2026, the Company issued the Press Release regarding a 1-for-200 reverse stock split of its common stock in order to satisfy the requirements set forth by the Nasdaq Hearings Panel necessary for the Company to continue the listing of its common stock on the Nasdaq Capital Market. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation to Effect 1-for-200 Reverse Stock Split
99.1(1)	Press Release dated March 26, 2026 Announcing Vivakor Completed a 1-for-200 Reverse Stock Split of its Common Stock[1]
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

[1]	Exhibit is furnished and not filed, as described in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: March 27, 2026	By:	/s/ James Ballengee
		Name:	James Ballengee
		Title:	Chief Executive Officer

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